                             AIM ADVISOR FLEX FUND



[AIM LOGO APPEARS HERE]         ANNUAL REPORT                  DECEMBER 31, 1997

                    ---------------------------------------

                              AIM ADVISOR FLEX FUND

                            For shareholders who seek

                         to achieve a high total return

                              on investment through

                          investments in a combination

                       of equity securities and fixed and

                          variable income securities.

                    ---------------------------------------


                                  [COVER PHOTO
                                 APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the 1% contingent deferred sales charge, which is applicable for 12 months following the date of each purchase. The performance of the Fund's Class A and Class C shares will differ due to differing fees and expenses.
o During 1997, the Fund paid distributions of $0.93 and $0.79 per share to Class A and Class C shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Flexible Portfolio Fund Index represents an average of the performance of the 30 largest funds in the flexible portfolio fund category. It is compiled by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The Lehman Brothers Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
   [PHOTO OF        Jones Industrial Average reached its all-time high--and also
  Charles T.        had its largest one-day point drop ever, though not its
    Bauer,          largest percentage drop. Volatility was unabated, and we
 Chairman of        experienced the first 10% stock market correction in the
 the Board of       U.S. since 1991.
   THE FUND             Never dull and occasionally unsettling, 1997 was also a
 APPEARS HERE]      very good year for many investments. For an unprecedented
                    third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                        Market expectations performed an about-face during the
year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
   We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                      -------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                      -------------------------------------

The Managers' Overview

ASSET ALLOCATION DISCIPLINE PRODUCES
IMPRESSIVE RETURNS IN CHANGING MARKET

A roundtable discussion with the portfolio management team for AIM Advisor Flex Fund for the fiscal year ended December 31, 1997.
--------------------------------------------------------------------------------
Q. 1997 WAS A TURBULENT YEAR IN THE SECURITIES MARKETS. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A. The Fund turned in excellent performance despite unusual volatility and a major correction in the equity markets. It considerably outperformed the Lipper Flexible Portfolio Funds Index of comparable funds. For the year, total return at net asset value was 24.60% for Class A shares and 23.64% for Class C shares. By contrast, the Lipper Flexible Portfolio Funds Index reported total return of 18.77% for the same period.
================================================================================
Year ended 12/31/97

FUND CLASS A SHARES                     24.60%

FUND CLASS C SHARES                     23.64%

LIPPER FLEXIBLE PORTFOLIO INDEX         18.77%
================================================================================

Q.  HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE FISCAL YEAR?

A. Market expectations shifted 180 degrees during the year. As the year opened, many expected the Federal Reserve Board (the Fed) to raise interest rates to slow a robust and possibly inflationary economic expansion. By fiscal year end, potential deflation had emerged as a topic of public deliberation and the consensus was that the Fed would either do nothing or lower rates at its next meeting. The Asian financial crisis, caused by debt default worries in that region, accounted for much of this change in sentiment because of the pronounced uncertainty it caused in markets worldwide.

Q.  WHAT EFFECT DID THIS CHANGE AND UNCERTAINTY HAVE ON SECURITIES MARKETS?

A. The net result was that for the year as a whole, large-capitalization stocks again dominated the markets. For a while during the summer and early fall, investors began to look beyond these stocks, but in the wake of events in Asia, they retreated to more familiar, more liquid large-capitalization stocks late in the year. During the last quarter of 1997, the S&P 500 stocks rose almost 3% in value while NASDAQ small-company stocks declined almost 7%. Overall, it was a very good year for stocks. Total return for the S&P 500 was 33.35%.
         In addition to leading investors back into the large-cap universe, market turmoil also increased the attractiveness of less risky investments such as Treasury bonds. A bond rally late in the year pushed the yield on the 30-year U.S. Treasury bond below 6%, its lowest level in more than four years. Bond performance was quite good for the fiscal year; the Lehman Brothers Aggregate Bond Index's total return was 9.65%, a respectable showing for bonds. In the course of the year, the yield curve flattened dramatically. The spread between a two-year Treasury and a 30-year Treasury narrowed from 77 to 28 basis points (a basis point is one one-hundredth of a percentage point).

Q.  HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

A. When the fiscal year opened, approximately 66% of the portfolio consisted of stocks. By fiscal year end, that figure was up to a fairly high 76.7%, which was largely due to a dramatic decline in interest rates and somewhat soft stock prices during the fourth quarter.
         Our asset allocation decisions are based upon the expected return on stock investments compared to the expected earnings on bond investments. Historically, the spread between the expected return on stocks and the expected return on longer-term bonds has averaged about 3%. When that spread widens, the Fund gradually shifts the portfolio to emphasize stocks. This larger exposure to the equity market contributed greatly to the Fund's excellent total return for the year.
         Once the asset allocation has been settled, we use a value-driven individual stock-selection process on the equity side and a quality-oriented, volatility-averse bond selection method for the fixed-income side.

Q.  WERE THERE PARTICULAR STOCKS OR SECTOR WEIGHTINGS THAT HELPED PERFORMANCE?

A. The Fund benefited from large exposure to financial stocks, including banks, brokerage houses, and insurance firms. The financial sector was the year's best performer among the Dow Jones U.S. industry

                      ------------------------------------

                       Once the asset allocation has been

                         settled, we use a value-driven

                       individual stock-selection process

                            on the equity side and a

                       quality-oriented, volatility-averse

                              bond selection method

                           for the fixed-income side.

                      ------------------------------------

          See important Fund and index disclosures inside front cover.

TOP HOLDINGS

As of 12/31/97, based on total net assets

==========================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------------
1.  Morgan Stanley, Dean Witter, Discover & Co.     1.71%        1.  Oil (International Integrated)                  4.39%

2.  Merck & Co., Inc.                               1.69         2.  Telephone                                       4.35

3.  International Business Machines Corp.           1.67         3.  Electric Companies                              4.18

4.  First Chicago NBD Corp.                         1.66         4.  Manufacturing (Diversified)                     4.14

5.  First of America Bank Corp.                     1.66         5.  Computers (Hardware)                            4.01

6.  Entergy Corp.                                   1.43         6.  Health Care (Drugs-Major Pharmaceuticals)       3.79

7.  Electronic Data Systems Corp.                   1.40         7.  Banks (Major Regional)                          3.16

8.  Unilever N.V.                                   1.39         8.  Computers (Software & Services)                 2.66

9.  Royal Dutch Petroleum Co.                       1.38         9.  Financial (Diversified)                         2.65

10. Ford Motor Co.                                  1.36         10. Foods                                           2.40

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
==========================================================================================================================

    groups. Our financial holdings constituted close to 10% of the portfolio at fiscal year end.
         The growing economy and stable interest rates have helped financial firms to prosper, and demographic trends are pushing more and more people into retirement-oriented financial planning. The financial sector also is experiencing a wave of mergers and acquisitions such as the ones that produced portfolio holding Morgan Stanley, Dean Witter, Discover & Co. Financial firms want to be capable of offering the broadest possible range of services to clients and of competing in a global environment.
         Our technology stocks were superb performers. In fact, this is an area where our stock selections significantly outperformed the tech stocks included in the S&P 500 index. Among the good performers were Computer Associates International, Inc., a leading vendor of software that is used to solve the so-called "millennium problem" of reprogramming older computers to recognize the year 2000; and International Business Machines Corp., whose stock price was up significantly during 1997.

Q.  YOUR BOND HOLDINGS ARE DOMINATED BY U.S. TREASURY NOTES. WHY IS THAT?

A. Largely, this reflects our quality strategy. Late in 1997, we would have picked up a mere 50 basis points or so in yield by moving into mortgage-backed securities, corporate bonds, or other alternative fixed-income investments. It wasn't worth the sacrifice in quality. This is a rather conservatively managed portfolio that aims at protecting shareholders' capital; we try to manage volatility in the bond holdings by keeping an intermediate duration.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets
================================================================================
Number of Holdings:                                         111
--------------------------------------------------------------------------------
Non-Convertible bonds, cash/cash equivalents, & other      3.64%
U. S. Government Securities                               19.64%
Common Stock                                              76.72%
================================================================================

Q.  DID THE MARKET DECLINE IN ASIA HAVE A NEGATIVE IMPACT ON THE FUND?

A. No. For example, Compaq Computer Corp. was the portfolio holding most negatively affected by the market turmoil in Asia, and we had already pared our holdings of it because of portfolio composition considerations--we adjust our holdings to assure sufficient diversification in the portfolio, a key strategy for managing volatility. In addition, the foreign securities in the portfolio tend to be more mature global concerns domiciled in Europe such as Unilever N.V. and Royal Dutch Petroleum Co.
         In fact, we used the October downturn in the equity markets to add to our stock holdings.

Q.  WHAT IS YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

A. In the U.S., the economic fundamentals are sound: inflation is low, corporate profits are strong, and the economy is growing at a healthy pace. These are just about ideal conditions for both stocks and bonds.
         For now, our model supports a high allocation to equities. But we have had three years of unprecedented returns on equity investments, and we doubt that this can persist. Continuing problems in Asia could slow economic growth worldwide, reducing corporate profits and stock returns. The same conditions could add fuel to the ongoing strong rally in the U.S. bond market. Should the performance differential between these two asset classes change significantly, we are always prepared to adjust the Fund's allocations.

          See important Fund and index disclosures inside front cover.

Long-Term Performance

AIM ADVISOR FLEX FUND VS. BENCHMARK INDEXES

The charts compare your Fund's Class C shares to benchmark indexes. An index measures the performance of a hypothetical portfolio. In compliance with Securities and Exchange Commission regulations we compare your Fund to a broad market index, the S&P 500, which is not managed and therefore involves no sales charges, expenses, or fees. If you could buy all of the securities that make up a particular market index, you would incur expenses that would affect the return on your investment. It is important to note that the S&P 500 is representative of the stock market only while a portion of AIM Advisor Flex Fund is invested in the bond market. The second chart compares your Fund's Class C shares to a group of comparable funds included in the Lipper Flexible Portfolio Fund Index. We believe this comparison is more representative of the performance you can realistically expect of your Fund. Keep in mind that an index of funds includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these indexes. Taken by itself, this information cannot determine whether a Fund is suitable for any investor's particular circumstances.


GROWTH OF A $10,000 INVESTMENT
2/24/88 - 12/31/97

----------------------------------------------------------------------------------------------------------------------
               AIM ADVISOR FLEX FUND, CLASS C SHARES    S&P'S 500 STOCK INDEX     LIPPER FLEXIBLE PORTFOLIO FUND INDEX
               $31,919                                  $48,885                   $30,101
----------------------------------------------------------------------------------------------------------------------
2/24/88         $10,000                                  $10,000                   $10,000

12/31/88         10,357                                   10,885                    10,324

12/31/89         12,143                                   14,324                    12,104

12/31/90         11,941                                   13,878                    12,217

12/31/91         14,901                                   18,088                    15,510

12/31/92         16,053                                   19,464                    16,388

12/31/93         17,736                                   21,417                    18,474

12/31/94         17,850                                   21,708                    17,980

12/31/95         22,723                                   29,836                    22,223

12/31/96         25,816                                   36,668                    25,344

12/31/97         31,919                                   48,885                    30,101
======================================================================================================================

Past performance cannot guarantee comparable future results.
================================================================================
Average Annual Total Returns
For periods ended 12/31/97, including applicable sales charges
--------------------------------------------------------------------------------
CLASS C SHARES

   1 Year                            22.64%
   5 Years                           14.74
Inception (2/24/88)                  12.50

CLASS A SHARES

   1 Year                            17.73%
================================================================================

Sources: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of the Fund's Class A shares will differ from that of Class C shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
   Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39-1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59-1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

[ ] You want to keep making contributions after age 70-1/2 and may wish to pass your IRA assets on to your heirs after your death.

                                The Roth IRA Analyzer & Calculator
                                at AIM's Internet Web site--www.aimfunds.com--
[Graphic]                       can help you determine your IRA eligibility
                                status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-76.72%

AEROSPACE/DEFENSE-1.95%

Boeing Co. (The)                        110,000   $  5,383,125
--------------------------------------------------------------
Lockheed Martin Corp.                    70,000      6,895,000
--------------------------------------------------------------
                                                    12,278,125
--------------------------------------------------------------

AGRICULTURAL PRODUCTS-1.09%

Archer-Daniels-Midland Co.              315,000      6,831,563
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.84%

Genuine Parts Co.                       200,000      6,787,500
--------------------------------------------------------------
Snap-on Inc.                            110,000      4,798,750
--------------------------------------------------------------
                                                    11,586,250
--------------------------------------------------------------

AUTOMOBILES-1.36%

Ford Motor Co.                          175,000      8,520,313
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.75%

First Union Corp.                        60,000      3,075,000
--------------------------------------------------------------
NationsBank Corp.                       100,000      6,081,250
--------------------------------------------------------------
Wachovia Corp.                          100,000      8,112,500
--------------------------------------------------------------
                                                    17,268,750
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.66%

First Chicago N.B.D. Corp.              125,000     10,437,500
--------------------------------------------------------------

BANKS (REGIONAL)-1.66%

First of America Bank Corp.             135,000     10,411,875
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.05%

Anheuser-Busch Companies, Inc.          150,000      6,600,000
--------------------------------------------------------------

CHEMICALS-1.21%

Dow Chemical Co. (The)                   75,000      7,612,500
--------------------------------------------------------------

COMPUTERS (HARDWARE)-4.01%

Compaq Computer Corp.                   150,000      8,465,625
--------------------------------------------------------------
Hewlett-Packard Co.                     100,000      6,250,000
--------------------------------------------------------------
International Business Machines
  Corp.                                 100,000     10,456,250
--------------------------------------------------------------
                                                    25,171,875
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-2.66%

Computer Associates International,
  Inc.                                  150,000      7,931,250
--------------------------------------------------------------
Electronic Data Systems Corp.           200,000      8,787,500
--------------------------------------------------------------
                                                    16,718,750
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.21%

Fleming Companies Inc.                  100,000      1,343,750
--------------------------------------------------------------
SUPERVALU, Inc.                         150,000      6,281,250
--------------------------------------------------------------
                                                     7,625,000
--------------------------------------------------------------

ELECTRIC COMPANIES-3.69%

Edison International                    250,000   $  6,796,875
--------------------------------------------------------------
Entergy Corp.                           300,000      8,981,250
--------------------------------------------------------------
GPU, Inc.                               175,000      7,371,875
--------------------------------------------------------------
                                                    23,150,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.08%

General Electric Co.                    100,000      7,337,500
--------------------------------------------------------------
Rockwell International Corp.            110,000      5,747,500
--------------------------------------------------------------
                                                    13,085,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.65%

American General Corp.                  110,000      5,946,875
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        181,500     10,731,188
--------------------------------------------------------------
                                                    16,678,063
--------------------------------------------------------------

FOODS-2.40%

H.J. Heinz Co.                          125,000      6,351,562
--------------------------------------------------------------
Unilever N.V.-New York Shares
  (Netherlands)                         140,000      8,741,250
--------------------------------------------------------------
                                                    15,092,812
--------------------------------------------------------------

FOOTWEAR-0.46%

Reebok International Ltd.(a)            100,000      2,881,250
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.26%

Abbott Laboratories                     100,000      6,556,250
--------------------------------------------------------------
American Home Products Corp.            100,000      7,650,000
--------------------------------------------------------------
                                                    14,206,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.17%

Mylan Laboratories, Inc.                350,000      7,328,125
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.79%

Lilly (Eli) & Co.                       100,000      6,962,500
--------------------------------------------------------------
Merck & Co., Inc.                       100,000     10,625,000
--------------------------------------------------------------
Schering-Plough Corp.                   100,000      6,212,500
--------------------------------------------------------------
                                                    23,800,000
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.94%

Columbia/HCA Healthcare Corp.           200,000      5,925,000
--------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.66%

Whirlpool Corp.                          75,000      4,125,000
--------------------------------------------------------------

HOUSEWARES-0.65%

Fortune Brands, Inc.                    110,000      4,076,875
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.01%

Loews Corp.                              60,000      6,367,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INSURANCE (PROPERTY-CASUALTY)-2.23%

Ohio Casualty Corp.                     150,000   $  6,693,750
--------------------------------------------------------------
SAFECO Corp.                            150,000      7,312,500
--------------------------------------------------------------
                                                    14,006,250
--------------------------------------------------------------

INSURANCE BROKERS-1.19%

Marsh & McLennan Co.                    100,000      7,456,250
--------------------------------------------------------------

IRON & STEEL-1.15%

Nucor Corp.                             150,000      7,246,875
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-4.14%

Hanson PLC-ADR (United Kingdom)         225,000      5,189,062
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    70,000      5,744,375
--------------------------------------------------------------
National Service Industries, Inc.        75,000      3,717,187
--------------------------------------------------------------
Norsk Hydro A.S.A.-ADR (Norway)         100,000      5,100,000
--------------------------------------------------------------
Textron, Inc.                           100,000      6,250,000
--------------------------------------------------------------
                                                    26,000,624
--------------------------------------------------------------

METALS MINING-0.79%

Phelps Dodge Corp.                       80,000      4,980,000
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-4.39%

Amoco Corp.                              50,000      4,256,250
--------------------------------------------------------------
Exxon Corp.                             100,000      6,118,750
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                 200,000      8,512,499
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)             160,000      8,670,000
--------------------------------------------------------------
                                                    27,557,499
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.68%

Westvaco Corp.                          135,000      4,244,063
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.98%

Gannett Co., Inc.                       100,000      6,181,250
--------------------------------------------------------------

RAILROADS-0.81%

Illinois Central Corp.                  150,000      5,109,375
--------------------------------------------------------------

RESTAURANTS-0.95%

McDonald's Corp.                        125,000      5,968,750
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.82%

Sherwin-Williams Co.                    185,000      5,133,750
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.52%

Dillards Inc.                           100,000      3,525,000
--------------------------------------------------------------
J.C. Penney Co., Inc.                   100,000      6,031,250
--------------------------------------------------------------
                                                     9,556,250
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.70%

Rite Aid Corp.                           75,000      4,401,563
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.46%

Kmart Corp.                             250,000      2,890,625
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.98%

Dun & Bradstreet Corp.                  200,000   $  6,187,500
--------------------------------------------------------------

SPECIALTY PRINTING-0.96%

Deluxe Corp.                            175,000      6,037,500
--------------------------------------------------------------

TELEPHONE-4.35%

Bell Atlantic Corp.                      70,000      6,370,000
--------------------------------------------------------------
British Telecommunications PLC-ADR
  (United Kingdom)                       88,000      7,067,500
--------------------------------------------------------------
Telefonica de Espana-ADR (Spain)         60,000      5,463,750
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Mexico)                              150,000      8,409,375
--------------------------------------------------------------
                                                    27,310,625
--------------------------------------------------------------

TEXTILES (APPAREL)-1.98%

Liz Claiborne, Inc.                     100,000      4,181,250
--------------------------------------------------------------
VF Corp.                                180,000      8,268,750
--------------------------------------------------------------
                                                    12,450,000
--------------------------------------------------------------

TOBACCO-1.67%

Gallaher Group PLC-ADR (United
  Kingdom)                              110,000      2,351,250
--------------------------------------------------------------
Philip Morris Companies, Inc.           180,000      8,156,250
--------------------------------------------------------------
                                                    10,507,500
--------------------------------------------------------------

WASTE MANAGEMENT-1.76%

Browning-Ferris Industries, Inc.        150,000      5,550,000
--------------------------------------------------------------
Waste Management, Inc.                  200,000      5,500,000
--------------------------------------------------------------
                                                    11,050,000
--------------------------------------------------------------
    Total Common Stocks                            482,054,625
--------------------------------------------------------------

CORPORATE BONDS & NOTES-2.82%

AUTOMOBILES-0.12%

Ford Motor Co., Notes, 7.50%,
  11/15/99                          $   750,000   $    770,100
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.41%

National City Corp., Sub Notes,
  7.20%, 05/15/05                     1,000,000      1,040,840
--------------------------------------------------------------
NationsBank Corp., Sr. Notes,
  5.375%, 04/15/00                    1,550,000      1,527,758
--------------------------------------------------------------
                                                     2,568,598
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.48%

Motorola Inc., Notes, 6.50%,
  03/01/08                            3,000,000      3,034,620
--------------------------------------------------------------

CONSUMER FINANCE-0.47%

Commercial Credit Co., Notes,
  5.55%, 02/15/01                     3,000,000      2,946,540
--------------------------------------------------------------

ELECTRIC COMPANIES-0.49%

Penn Power & Lighting, First
  Mortgage Notes, 6.875%, 02/01/03    1,000,000      1,026,870
--------------------------------------------------------------
  6.55%, 03/01/06                     1,900,000      1,921,717
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
ELECTRIC COMPANIES-(CONTINUED)

Union Electric, First Mortgage
  Notes, 6.75%, 10/15/99            $   150,000   $    151,940
--------------------------------------------------------------
                                                     3,100,527
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.24%

Boeing Co., Notes, 6.625%,
  06/01/05                            1,500,000      1,530,960
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.49%

Sherwin-Williams Co., Notes,
  6.50%, 02/01/02                     3,000,000      3,044,880
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.12%

Wal-Mart Stores, Notes, 5.50%,
  03/01/98                              750,000        750,188
--------------------------------------------------------------
    Total Corporate Bonds & Notes                   17,746,413
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-4.01%

Government National Mortgage
  Association ("GNMA")-1.08%

Pass through certificates
  6.50%, 10/15/08                     1,215,910      1,228,446
--------------------------------------------------------------
  7.00%, 10/15/08                     1,137,865      1,164,525
--------------------------------------------------------------
  6.00%, 11/15/08                     1,300,666      1,297,414
--------------------------------------------------------------
  7.50%, 03/15/26                     3,029,768      3,114,965
--------------------------------------------------------------
                                                     6,805,350
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  ("FHLMC")-0.93%

Pass through certificates
  6.50%, 07/01/01                     3,389,645      3,409,745
--------------------------------------------------------------
  8.00%, 10/01/10                     2,366,659      2,445,777
--------------------------------------------------------------
                                                     5,855,522
--------------------------------------------------------------
Federal National Mortgage
  Association ("FNMA")-2.00%

Pass through certificates
  8.50%, 03/01/10                     2,356,062      2,448,090
--------------------------------------------------------------
  6.50%, 06/01/11 to 05/01/26         7,251,640      7,209,879
--------------------------------------------------------------
  7.50%, 10/01/96 to 11/01/26         2,807,244      2,874,786
--------------------------------------------------------------
                                                    12,532,755
--------------------------------------------------------------
    Total U.S. Government Agency
      Securities                                    25,193,627
--------------------------------------------------------------

U.S. TREASURY SECURITIES-15.63%

U.S. Treasury Bonds-4.09%

  7.25%, 08/15/22                   $ 9,000,000   $ 10,399,680
--------------------------------------------------------------
  9.375%, 02/15/06                    8,000,000      9,845,920
--------------------------------------------------------------
  9.25%, 02/15/16                     4,000,000      5,428,360
--------------------------------------------------------------
                                                    25,673,960
--------------------------------------------------------------
U.S. Treasury Notes-11.54%

  6.125%, 03/31/98                   10,000,000     10,019,300
--------------------------------------------------------------
  7.125%, 10/15/98                    5,000,000      5,057,700
--------------------------------------------------------------
  8.875%, 02/15/99                    6,250,000      6,467,687
--------------------------------------------------------------
  6.75%, 06/30/99                     5,000,000      5,080,400
--------------------------------------------------------------
  6.375%, 07/15/99                    5,000,000      5,053,850
--------------------------------------------------------------
  8.75%, 08/15/00                     9,000,000      9,663,120
--------------------------------------------------------------
  7.875%, 08/15/01                    7,000,000      7,487,620
--------------------------------------------------------------
  7.50%, 05/15/02                     4,500,000      4,806,405
--------------------------------------------------------------
  6.25%, 02/15/03                     5,000,000      5,115,750
--------------------------------------------------------------
  7.25%, 05/15/04                     6,000,000      6,478,440
--------------------------------------------------------------
  6.50%, 08/15/05                     7,000,000      7,306,670
--------------------------------------------------------------
                                                    72,536,942
--------------------------------------------------------------
    Total U.S. Treasury Securities                  98,210,902
--------------------------------------------------------------

REPURCHASE AGREEMENT-0.56%(b)

Smith Barney Inc., 6.75%,
  01/02/98(c)                         3,519,858      3,519,858
--------------------------------------------------------------
TOTAL INVESTMENTS-99.74%                           626,725,425
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.26%                  1,605,092
--------------------------------------------------------------
NET ASSETS-100.00%                                $628,330,517
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

Abbreviations:

Sr.  - Senior
Sub. - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $432,776,171)                              $626,725,425
---------------------------------------------------------
Receivables for:
  Capital stock sold                            1,053,096
---------------------------------------------------------
  Interest and dividends                        3,500,542
---------------------------------------------------------
Investment for deferred compensation plan           2,561
---------------------------------------------------------
Other assets                                       14,718
---------------------------------------------------------
    Total assets                              631,296,342
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        779,071
---------------------------------------------------------
  Deferred compensation plan                        2,561
---------------------------------------------------------
Accrued advisory fees                             397,296
---------------------------------------------------------
Accrued operating services fees                   233,315
---------------------------------------------------------
Accrued distribution fees                       1,511,312
---------------------------------------------------------
Accrued directors' fees and expenses               42,270
---------------------------------------------------------
    Total liabilities                           2,965,825
---------------------------------------------------------
Net assets applicable to shares outstanding  $628,330,517
=========================================================

NET ASSETS:

Class A                                      $ 25,151,388
=========================================================
Class C                                      $603,179,129
=========================================================

CAPITAL STOCK, $.001, PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,274,141
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                  30,552,730
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      19.74
=========================================================
  Offering price per share:
    (Net asset value of $19.74 divided by
    94.50%)                                  $      20.89
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      19.74
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $ 11,975,969
---------------------------------------------------------
Dividends                                       9,478,210
---------------------------------------------------------
    Total investment income                    21,454,179
---------------------------------------------------------

EXPENSES:

Advisory fees                                   4,244,780
---------------------------------------------------------
Operating services fees                         2,513,883
---------------------------------------------------------
Distribution fees-Class A                          34,863
---------------------------------------------------------
Distribution fees-Class C                       5,560,293
---------------------------------------------------------
Directors' fees and expenses                       61,419
---------------------------------------------------------
    Total expenses                             12,415,238
---------------------------------------------------------
Less: Fees waived by distributors                 (10,010)
---------------------------------------------------------
    Net expenses                               12,405,228
---------------------------------------------------------
Net investment income                           9,048,951
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain from investment
  securities                                   23,883,293
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   86,058,520
---------------------------------------------------------
    Net gain from investment securities       109,941,813
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $118,990,764
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  9,048,951   $  8,108,449
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities                  23,883,293     23,531,236
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              86,058,520     26,214,708
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       118,990,764     57,854,393
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (246,939)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (8,674,714)    (8,041,627)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (610,538)            --
-----------------------------------------------------------------------------------------
  Class C                                                      (14,999,384)   (23,712,747)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       24,377,889             --
-----------------------------------------------------------------------------------------
  Class C                                                       19,575,501     64,656,241
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 138,412,579     90,756,260
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          489,917,938    399,161,678
-----------------------------------------------------------------------------------------
  End of period                                               $628,330,517   $489,917,938
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $426,093,882   $382,140,492
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              166,050         69,809
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   8,121,332       (183,096)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             193,949,253    107,890,733
-----------------------------------------------------------------------------------------
                                                              $628,330,517   $489,917,938
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund", formerly INVESCO Advisor Flex Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company" formerly, INVESCO Advisor Funds, Inc.). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1997, undistributed net investment income was reduced by $31,057 and undistributed net realized gains increased by $31,057 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment agreement, the Fund paid ISI an advisory fee equal to an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the prior sub-advisory agreement between ISI and ICM, ISI paid ICM a sub-advisory fee equal to an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of average daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $1,106,526 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of average daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $1,407,357.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class C shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at a maximum annual rate of 0.35% of the average daily net assets attributable to the Class A shares. AIM has voluntarily agreed to limit the Plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Plan, pays AIM Distributors a maximum annual rate of 1.00% of the Fund's average daily net assets attributable to the Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A and Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period August 4, 1997 to December 31, 1997, the Class A and Class C shares paid AIM Distributors $19,781 and $2,430,068, respectively, as compensation under the Plan. During the year ended December 31, 1997, AIM Distributors and ISI waived fees of $10,010 for the Class A shares. Prior to August 4, 1997, the Fund entered into a distribution plan with ISI in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. During the period January 1, 1997 to August 3, 1997, the Class A and Class C shares paid ISI $5,072 and $3,130,225, respectively, as compensation under the Plan.
  AIM Distributors received commissions of $11,729 from sales of Class A shares of the Fund during the period August 4, 1997 to December 31, 1997. ISI received commissions of $6,860 from sales of Class A shares of the Fund during the period January 1, 1997 through August 3, 1997. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $18,422 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $18,877 in contingent deferred sales charges imposed on redemptions of shares.
  The combined effect of the advisory master investment agreements, operating services agreement and the distribution Plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average daily net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.55% for Class A and 2.20% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.50% for Class A and 2.15% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.45% for Class A and 2.10% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.40% for Class A and 2.05% for Class C.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $765 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $126,040,604 and $88,262,748, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities      $199,182,995
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                           (5,233,741)
----------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                                    $193,949,254
============================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                        1997                         1996
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A**                                                    1,255,277   $ 24,015,843            --   $         --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      4,707,789     86,294,017     6,596,988    107,726,947
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A**                                                       42,162        821,435            --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,120,103     21,660,078     1,659,332     27,317,233
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A**                                                      (23,298)      (459,389)           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                     (4,738,134)   (88,378,594)   (4,281,464)   (70,387,939)
--------------------------------------------------------------------------------------------------------------------
                                                               2,363,899   $ 43,953,390     3,974,856   $ 64,656,241
====================================================================================================================

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class A shares commenced operations on January 1, 1997.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1997.(a)

CLASS A:

                                                               1997(b)
                                                              ----------
Net asset value, beginning of period                          $    16.63
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income                                             0.41(c)
------------------------------------------------------------  ----------
  Net gains on securities (both realized and unrealized)            3.63
------------------------------------------------------------  ----------
    Total from investment operations                                4.04
------------------------------------------------------------  ----------
Less distributions:
  Dividends from net investment income                             (0.43)
------------------------------------------------------------  ----------
  Distributions from capital gains                                 (0.50)
------------------------------------------------------------  ----------
    Total distributions                                            (0.93)
------------------------------------------------------------  ----------
Net asset value, end of period                                $    19.74
============================================================  ==========
Total return(d)                                                    24.60%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   25,151
============================================================  ==========
Ratio of expenses to average net assets(e)                          1.45%(f)
============================================================  ==========
Ratio of net investment income to average net assets(g)             2.34%(f)
============================================================  ==========
Portfolio turnover rate                                               17%
============================================================  ==========
Average brokerage commission rate(h)                          $   0.0537
============================================================  ==========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges.
(e) After fee waivers. The ratio of expenses to average net assets prior to fee waivers was 1.55%.
(f) Ratios are based on average net assets of $10,010,061.
(g) After fee waivers. The ratio of net investment income to average net assets prior to fee waivers was 2.24%.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

CLASS C:(a)

                                                              1997(b)      1996       1995       1994       1993
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of period                          $  16.63   $  15.66   $  12.63   $  13.54   $  12.76
------------------------------------------------------------  --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.30(c)     0.30      0.32       0.32       0.28
------------------------------------------------------------  --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.60       1.81       3.09      (0.23)      1.05
------------------------------------------------------------  --------   --------   --------   --------   --------
    Total from investment operations                              3.90       2.11       3.41       0.09       1.33
------------------------------------------------------------  --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.29)     (0.29)     (0.32)     (0.31)     (0.27)
------------------------------------------------------------  --------   --------   --------   --------   --------
  Distributions from capital gains                               (0.50)     (0.85)     (0.06)     (0.69)     (0.28)
------------------------------------------------------------  --------   --------   --------   --------   --------
    Total distributions                                          (0.79)     (1.14)     (0.38)     (1.00)     (0.55)
------------------------------------------------------------  --------   --------   --------   --------   --------
Net asset value, end of period                                $  19.74   $  16.63   $  15.66   $  12.63   $  13.54
============================================================  ========   ========   ========   ========   ========
Total return(d)                                                  23.64%     13.61%     27.30%      0.64%     10.48%
============================================================  ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $603,179   $489,918   $399,162   $243,848   $274,349
============================================================  ========   ========   ========   ========   ========
Ratio of expenses to average net assets                           2.20%(e)   2.26%      2.28%      2.25%      2.25%(f)
============================================================  ========   ========   ========   ========   ========
Ratio of net investment income to average net assets              1.59%(e)   1.81%      2.28%      2.32%      2.10%(f)
============================================================  ========   ========   ========   ========   ========
Portfolio turnover rate                                             17%        26%         5%        36%        27%
============================================================  ========   ========   ========   ========   ========
Average brokerage commission rate(g)                          $ 0.0537   $ 0.0549        N/A        N/A        N/A
============================================================  ========   ========   ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) The Fund changed investment advisors on August 4, 1997.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges.
(e) Ratios are based on average net assets of $556,338,988.
(f) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements are 2.26% and 2.09%, respectively, for 1993.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of the AIM Advisor Funds, Inc.

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor Flex Fund, one of the portfolios of the AIM Advisor Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                          OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                  11 Greenway Plaza
Chairman                                      Chairman                                          Suite 100
A I M Management Group Inc.                                                                     Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                         INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                    A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Treasurer               11 Greenway Plaza
Chief Executive Officer                                                                         Suite 100
COMSAT Corporation                            Carol F. Relihan                                  Houston, TX 77046
                                              Senior Vice President and Secretary
Owen Daly II                                                                                    SUB-ADVISOR
Director                                      Gary T. Crum
Cortland Trust Inc.                           Senior Vice President                             INVESCO Capital Management, Inc.
                                                                                                1315 Peachtree Street, N.E.
Jack Fields                                   Dana R. Sutton                                    Atlanta, GA 30309
Chief Executive Officer                       Vice President and Assistant Treasurer
Texana Global, Inc.;                                                                            TRANSFER AGENT
Formerly Member of the                        Robert G. Alley
U.S. House of Representatives                 Vice President                                    A I M Fund Services, Inc.
                                                                                                P.O. Box 4739
Carl Frischling                               Stuart W. Coco                                    Houston, TX 77210-4739
Partner                                       Vice President
Kramer, Levin, Naftalis & Frankel                                                               CUSTODIAN
                                              Melville B. Cox
Robert H. Graham                              Vice President                                    State Street Bank and Trust Company
President and Chief Executive Officer                                                           225 Franklin Street
A I M Management Group Inc.                   Karen Dunn Kelley                                 Boston, MA 02110
                                              Vice President
John F. Kroeger                                                                                 COUNSEL TO THE FUND
Formerly Consultant                           Jonathan C. Schoolar
Wendell & Stockel Associates, Inc.            Vice President                                    Ballard Spahr
                                                                                                Andrews & Ingersoll
Lewis F. Pennock                              P. Michelle Grace                                 1735 Market Street
Attorney                                      Assistant Secretary                               Philadelphia, PA 19103

Ian W. Robinson                               Nancy L. Martin                                   COUNSEL TO THE DIRECTORS
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                              Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                       Ofelia M. Mayo                                    919 Third Avenue
Bell Atlantic Management                      Assistant Secretary                               New York, NY 10022
Services, Inc.
                                              Lisa A. Moss                                      DISTRIBUTOR
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                                        A I M Distributors, Inc.
Hines Interests                               Kathleen J. Pflueger                              11 Greenway Plaza
Limited Partnership                           Assistant Secretary                               Suite 100
                                                                                                Houston, TX 77046
                                              Samuel D. Sirko
                                              Assistant Secretary                               AUDITORS

                                              Stephen I. Winer                                  Price Waterhouse LLP
                                              Assistant Secretary                               950 Seventeenth Street
                                                                                                Denver, CO 80202
                                              Mary J. Benson
                                              Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Flex Fund Class A and Class C shares paid ordinary dividends in the amount of $0.48 and $0.33 per share, respectively, during the Fund's tax year ended December 31, 1997. Of these amounts, 79.36% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.46 per share during the Fund's tax year ended December 31, 1997. Of this amount, 31.61% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid, 38.55% was derived from U.S. Treasury obligations.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                         -------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                         -------------------------------

                                                                          THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                                          AGGRESSIVE GROWTH
                                                                          AIM Aggressive Growth Fund*
                                                                          AIM Asian Growth Fund
                                                                          AIM Capital Development Fund
                                                                          AIM Constellation Fund
                                                                          AIM European Development Fund
                                                                          AIM Global Aggressive Growth Fund
                          [BUILDING PHOTO]
                                                                          GROWTH OF CAPITAL
                                                                          AIM Advisor International Value Fund
                                                                          AIM Blue Chip Fund
                                                                          AIM Global Growth Fund
                                                                          AIM Growth Fund
                                                                          AIM International Equity Fund
                                                                          AIM Value Fund
                                                                          AIM Weingarten Fund

                                                                          GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                          AIM Advisor Flex Fund
                                                                          AIM Advisor Large Cap Value Fund
                                                                          AIM Advisor MultiFlex Fund
                                                                          AIM Advisor Real Estate Fund
                                                                          AIM Balanced Fund
                                                                          AIM Charter Fund
                                                                          AIM Global Utilities Fund

                                                                          HIGH CURRENT INCOME OR CURRENT INCOME
                                                                          AIM High Yield Fund
                                                                          AIM Global Income Fund
                                                                          AIM Income Fund

                                                                          CURRENT TAX-FREE INCOME
                                                                          AIM High Income Municipal Fund
                                                                          AIM Municipal Bond Fund
                                                                          AIM Tax-Exempt Bond Fund of Connecticut
                                                                          AIM Tax-Free Intermediate Fund

                                                                          CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                          AIM Intermediate Government Fund
                                                                          AIM Limited Maturity Treasury Fund
                                                                          AIM Money Market Fund
                                                                          AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $83 billion in
assets for more than 3.7 million shareholders, including                  *AIM Aggressive Growth Fund was closed to new investors
individual investors, corporate clients, and financial                    on June 5, 1997. For more complete information about any
institutions as of December 31, 1997. The AIM Family of                   AIM Fund(s), including sales charges and expenses, ask
Funds--Registered Trademark-- is distributed nationwide, and AIM          your financial consultant or securities dealer for a free
today ranks among the nation's top 15 mutual fund companies in            prospectus(es). Please read the prospectus(es) carefully
assets under management, according to Lipper Analytical Services,         before you invest or send money.
Inc.
                                                                                        Invest with DISCIPLINE(SM)